Filed pursuant to Rule 497

Registration No. 333-219127

BLACKSTONE / GSO FLOATING RATE ENHANCED INCOME FUND

Supplement No. 4, dated July 12, 2018, to the

Prospectus, dated January 2, 2018 (the “Prospectus”),

for Common Shares of Beneficial Interest

Brokerage Class T Common Shares Sales Load

The following section is inserted after the Class T Shares sales load table in the “Purchase of Common Shares—Sales Load” section of the Prospectus:

Customers of Morgan Stanley Smith Barney LLC (“Morgan Stanley”), a Selling Agent, who purchase Class T Shares of the Fund through Morgan Stanley are subject to the following sales load:

Your investment	As a % of the offering price	As a % of net asset value
Up to $249,999.99	2.50%	2.56%
$250,000.00 to $999,999.99	2.00%	2.04%
$1,000,000.00 and over	1.00%	1.01%

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

Please retain this supplement for future reference.